UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2021

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of principal executive offices)	(Zip Code)

(888) 776-6804

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NSPR	NYSE American
Warrants, exercisable for one share of Common Stock	NSPR.WS	NYSE American
Series B Warrants, exercisable for one share of Common Stock	NSPR.WSB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On January 11, 2021, InspireMD, Inc. (the “Company”) and A.G.P./Alliance Global Partners, as sales agent (“A.G.P.”), increased, from $9,300,000 to $10,382,954, the aggregate amount of shares of the Company’s common stock, $0.0001 par value per share (the “Shares”) that may be sold under the Sales Agreement (the “Sales Agreement”), dated July 28, 2020, to which they are party with one another.

As previously reported, under the Sales Agreement, the Company may offer and sell its Shares (the “Offering”), from time to time, at its option, through or to A.G.P., in an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended, or if specified by the Company, by any other method permitted by law. Shares that have been or that may be offered and sold under the Sales Agreement have been and will be issued and sold pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-223130), filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2018 (the “Registration Statement”) and the prospectus supplement filed with the SEC on July 28, 2020 (the “Prospectus Supplement”), relating to the Offering. On January 11, 2021, due to an increase in the amount of its public float since the date of the Prospectus Supplement, the Company filed a supplement to the Prospectus Supplement (the “Supplement”) in order to increase the aggregate size of the Offering from $9,300,000 to $10,382,954. As described in the Supplement, prior to the start of trading on January 11, 2021, $9,285,959 of Shares had been sold pursuant to the Offering under the Prospectus Supplement, and, based on the new larger maximum Offering size described in the Supplement, an aggregate of up to $1,096,995 of additional Shares may be sold.

The Company has been using, and currently intends to continue to use, any net proceeds from the Offering for research and development, sales and marketing, working capital and other general corporate purposes, and any other purposes that may be stated in any future prospectus supplement.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation or sale of the Shares in any state or country in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1

Sales Agreement, dated July 28, 2020, by and between InspireMD, Inc. and A.G.P./Alliance Global Partners (incorporated by reference to Exhibit 1,1 to the Company’s Current Report on Form 8-K filed with the SEC on July 28, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: January 11, 2021	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer

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